Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2022

Shares or Principal Amounts		Value
Common Stocks– 95.2%
Aerospace & Defense – 0.2%
Lockheed Martin Corp	587	$259,102
Auto Components – 1.4%
Bridgestone Corp	43,100	1,668,306
Biotechnology – 7.1%
AbbVie Inc	44,756	7,255,395
Gilead Sciences Inc	20,789	1,235,906
		8,491,301
Building Products – 2.1%
AGC Inc/Japan	6,700	267,820
Xinyi Glass Holdings Ltd	918,000	2,205,385
		2,473,205
Capital Markets – 3.1%
Bank of New York Mellon Corp	7,207	357,683
Blackstone Group Inc	9,599	1,218,497
Partners Group Holding AG	1,530	1,901,130
T Rowe Price Group Inc	1,384	209,247
		3,686,557
Communications Equipment – 0.8%
Cisco Systems Inc	16,872	940,783
Containers & Packaging – 0.9%
International Paper Co	5,362	247,456
Packaging Corp of America	5,438	848,926
		1,096,382
Diversified Telecommunication Services – 8.7%
BCE Inc	12,942	717,504
Elisa Oyj	58,068	3,499,257
HKT Trust & HKT Ltd	689,000	945,616
Nippon Telegraph & Telephone Corp	88,800	2,580,673
Swisscom AG (REG)#	4,374	2,626,524
		10,369,574
Electric Utilities – 3.6%
Fortis Inc/Canada	5,459	270,024
Hydro One Ltd (144A)	18,776	505,901
Power Assets Holdings Ltd	313,500	2,042,135
Red Electrica Corp SA	71,386	1,465,894
		4,283,954
Electrical Equipment – 1.1%
Eaton Corp PLC	8,449	1,282,220
Food & Staples Retailing – 3.5%
Kesko Oyj	60,489	1,669,327
Koninklijke Ahold Delhaize NV	67,090	2,156,393
Walgreens Boots Alliance Inc	6,516	291,721
		4,117,441
Food Products – 6.7%
Archer-Daniels-Midland Co	35,042	3,162,891
General Mills Inc	29,608	2,005,054
JM Smucker Co	20,953	2,837,246
		8,005,191
Gas Utilities – 0.9%
Hong Kong & China Gas Co Ltd	554,000	670,152
Snam SpA	73,956	427,035
		1,097,187
Health Care Providers & Services – 3.0%
Cardinal Health Inc	4,061	230,259
CVS Health Corp	32,602	3,299,648
		3,529,907
Household Products – 6.3%
Kimberly-Clark Corp	3,564	438,942
Procter & Gamble Co	46,363	7,084,266
		7,523,208
Information Technology Services – 0.9%
Paychex Inc	7,915	1,080,160
Insurance – 15.7%
Admiral Group PLC	74,937	2,509,840
Great-West Lifeco Inc	50,343	1,483,709
MS&AD Insurance Group Holdings Inc	27,800	903,381
NN Group NV	9,874	497,588
Power Corp of Canada	28,012	867,252

Shares or Principal Amounts		Value
Common Stocks– (continued)
Insurance– (continued)
Progressive Corp/The	45,207	$5,153,146
Sompo Holdings Inc	39,700	1,746,578
Tokio Marine Holdings Inc	3,900	226,870
Zurich Insurance Group AG	10,807	5,329,025
		18,717,389
Machinery – 0.8%
Kone Oyj	18,379	962,475
Media – 0.4%
Interpublic Group of Cos Inc	12,373	438,623
Multiline Retail – 3.2%
Wesfarmers Ltd	102,202	3,839,166
Multi-Utilities – 2.1%
Ameren Corp	5,690	533,494
Consolidated Edison Inc	4,114	389,514
National Grid PLC	76,694	1,177,776
Public Service Enterprise Group Inc	5,661	396,270
		2,497,054
Personal Products – 1.3%
Unilever PLC	33,123	1,499,189
Pharmaceuticals – 3.1%
GlaxoSmithKline PLC	17,045	367,489
Recordati SpA	40,713	2,046,457
Roche Holding AG	2,803	1,225,727
		3,639,673
Road & Rail – 0.5%
Nippon Express Holdings Inc	9,500	653,115
Semiconductor & Semiconductor Equipment – 0.5%
Texas Instruments Inc	3,083	565,669
Technology Hardware, Storage & Peripherals – 4.8%
HP Inc	36,392	1,321,030
Seagate Technology Holdings PLC	48,727	4,380,557
		5,701,587
Tobacco – 7.2%
Altria Group Inc	104,063	5,437,292
Imperial Brands PLC	66,237	1,394,429
Philip Morris International Inc	9,707	911,876
Swedish Match AB	109,244	822,132
		8,565,729
Trading Companies & Distributors – 3.6%
ITOCHU Corp#	124,600	4,227,382
Wireless Telecommunication Services – 1.7%
KDDI Corp	19,200	630,753
Softbank Corp	121,200	1,416,793
		2,047,546
Total Common Stocks (cost $103,285,662)		113,259,075
Investment Companies– 4.7%
Money Markets – 4.7%
Janus Henderson Cash Liquidity Fund LLC, 0.3260%ºº,£((cost $5,544,996)	5,544,441	5,544,996
Investments Purchased with Cash Collateral from Securities Lending– 4.4%
Investment Companies – 3.5%
Janus Henderson Cash Collateral Fund LLC, 0.2313%ºº,£	4,179,301	4,179,301
Time Deposits – 0.9%
Royal Bank of Canada, 0.2900%, 4/1/22	$1,044,825	1,044,825
Total Investments Purchased with Cash Collateral from Securities Lending (cost $5,224,126)		5,224,126
Total Investments (total cost $114,054,784) – 104.3%		124,028,197
Liabilities, net of Cash, Receivables and Other Assets – (4.3)%		(5,067,052)
Net Assets – 100%		$118,961,145

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$64,581,995	52.1%
Japan	14,321,671	11.6
Switzerland	11,082,406	8.9
United Kingdom	6,948,723	5.6
Finland	6,131,059	4.9
Hong Kong	5,863,288	4.7
Canada	3,844,390	3.1
Australia	3,839,166	3.1
Netherlands	2,653,981	2.1
Italy	2,473,492	2.0
Spain	1,465,894	1.2
Sweden	822,132	0.7

Total	$124,028,197	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/22
Investment Companies - 4.7%
Money Markets - 4.7%
Janus Henderson Cash Liquidity Fund LLC, 0.3260%ºº	$947	$-	$-	$5,544,996
Investments Purchased with Cash Collateral from Securities Lending - 3.5%
Investment Companies - 3.5%
Janus Henderson Cash Collateral Fund LLC, 0.2313%ºº	2,571∆	-	-	4,179,301
Total Affiliated Investments - 8.2%	$3,518	$-	$-	$9,724,297

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 3/31/22
Investment Companies - 4.7%
Money Markets - 4.7%
Janus Henderson Cash Liquidity Fund LLC, 0.3260%ºº	339,311	20,867,556	(15,661,871)	5,544,996
Investments Purchased with Cash Collateral from Securities Lending - 3.5%
Investment Companies - 3.5%
Janus Henderson Cash Collateral Fund LLC, 0.2313%ºº	1,715,073	11,780,742	(9,316,514)	4,179,301

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2022 is $505,901, which represents 0.4% of net assets.

ºº	Rate shown is the 7-day yield as of March 31, 2022.

#	Loaned security; a portion of the security is on loan at March 31, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Auto Components	$-	$1,668,306	$-
Building Products	-	2,473,205	-
Capital Markets	1,785,427	1,901,130	-
Diversified Telecommunication Services	717,504	9,652,070	-
Electric Utilities	775,925	3,508,029	-
Food & Staples Retailing	291,721	3,825,720	-
Gas Utilities	-	1,097,187	-
Insurance	7,504,107	11,213,282	-
Machinery	-	962,475	-
Multiline Retail	-	3,839,166	-
Multi-Utilities	1,319,278	1,177,776	-
Personal Products	-	1,499,189	-
Pharmaceuticals	-	3,639,673	-
Road & Rail	-	653,115	-
Tobacco	6,349,168	2,216,561	-
Trading Companies & Distributors	-	4,227,382	-
Wireless Telecommunication Services	-	2,047,546	-
All Other	38,914,133	-	-
Investment Companies	-	5,544,996	-
Investments Purchased with Cash Collateral from Securities Lending	-	5,224,126	-
Total Assets	$57,657,263	$66,370,934	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2022 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On February 25, 2022, the Board of Trustees approved a plan to liquidate and terminate Janus Henderson Global income Managed Volatility Fund, effective on or about May 20, 2022 or at such other time as may be authorized by the Board of Trustees.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70275 05-22